                                                                  EXHIBIT 10(L)

                              NET LEASE AGREEMENT



                                      FROM



                         WELLS DEVELOPMENT CORPORATION

                                    LANDLORD



                                       TO


                            LUCENT TECHNOLOGIES INC.

                                     TENANT



                PREMISES:  14400 HERTZ QUAIL SPRINGS PARKWAY
                           OKLAHOMA CITY, OKLAHOMA  73134





DATED:  MAY 30, 1997
            --

                                    * * * *



          The mailing, delivery or negotiation of this Lease by Tenant or Landlord or their respective agents, brokers, or attorneys shall not be deemed an offer by Tenant or Landlord to enter into this Lease or to enter into any other relationship with Landlord or Tenant, as the case may be, whether on the terms contained herein or on any other terms. This Lease shall not be binding upon Tenant or Landlord, and neither Tenant nor Landlord shall have any rights, obligations or liabilities with respect thereto, or with respect to the Premises, unless and until Tenant and Landlord have executed and delivered this Lease. Until such execution and delivery of this Lease, Tenant and Landlord each may terminate all negotiation and discussion of the subject matter hereof, without cause and for any reason, without recourse or liability to the other.



                                    * * * *

                               TABLE OF CONTENTS
                               -----------------

                                                                   PAGE
                                                                   ----

1.   Definitions.................................................... 1
2.   Premises Demised............................................... 2
3.   Term........................................................... 3
4.   Rental......................................................... 4
5.   Delivery of Possession......................................... 5
6.   Base Building Work and Tenant Improvements..................... 6
7.   Tenant's Use of Premises Before Rental Commencement Date....... 7
8.   Use............................................................ 8
9.   Compliance with Legal Requirements............................. 8
10.  Environmental Compliance....................................... 9
11.  Repairs and Maintenance........................................11
12.  Intentionally Omitted..........................................14
13.  Taxes..........................................................14
14.  Services and Utilities.........................................16
15.  Alterations....................................................17
16.  Assignment and Sublease........................................20
17.  Damage or Destruction..........................................24
18.  Eminent Domain.................................................25
19.  Insurance......................................................27
20.  Subrogation and Waiver.........................................29
21.  Indemnity......................................................29
22.  Intentionally Omitted..........................................30
23.  Subordination, Non-Disturbance and Attornment..................30



24.  Landlord's Right of Entry..................................... 31
25.  Parking Facilities............................................ 32
26.  Signs......................................................... 32
27.  Rules and Regulations......................................... 32
28.  Access........................................................ 33
29.  Use of the Roof and Building Structure........................ 33
30.  Tenant's Default; Rights and Remedies......................... 33
31.  Landlord's Default; Rights and Remedies....................... 39
32.  Holding Over.................................................. 40
33.  Quiet Enjoyment............................................... 41
34.  Mutual Representation of Authority............................ 41
35.  Landlord's Claims............................................. 41
36.  Real Estate Brokers........................................... 42
37.  Attorneys' Fees............................................... 43
38.  Estoppel Certificate.......................................... 43
39.  Recordable Memorandum......................................... 44
40.  Options to Extend............................................. 45
41.  Intentionally Omitted......................................... 47
42.  Confidentiality............................................... 47
43.  Governing Law................................................. 47
44.  Notices....................................................... 47
45.  Intentionally Omitted......................................... 49
47.  Entire Agreement.............................................. 49
48.  Miscellaneous................................................. 49
49.  Land Acquisition.............................................. 51
50.  Option to Terminate........................................... 52


                                                                   PAGE
                                                                   ----
51.  Surrender......................................................53
52.  Reduction of Premises..........................................53
EXHIBIT A  THE PREMISES............................................. 1
-----------------------
EXHIBIT B  THE LAND................................................. 1
-------------------
EXHIBIT C  BASE BUILDING WORK....................................... 1
-----------------------------
EXHIBIT C-1  PRELIMINARY PLANS...................................... 1
------------------------------
EXHIBIT D  TENANT IMPROVEMENTS...................................... 1
------------------------------
EXHIBIT E  WORK LETTER.............................................. 1
----------------------
EXHIBIT F  AREAS A AND B............................................ 1
------------------------
EXHIBIT G  BUILDING STANDARD SERVICES............................... 1
-------------------------------------
EXHIBIT H  TERMINATION PAYMENT CALCULATION EXAMPLE.................. 1
--------------------------------------------------
EXHIBIT I  SUBORDINATION AND NON-DISTURBANCE AGREEMENT.............. 1
------------------------------------------------------
EXHIBIT I-1  NATIONSBANK SUBORDINATION AND NON-DISTURBANCE
----------------------------------------------------------
  AGREEMENT......................................................... 1
-----------

EXHIBIT J  LANDLORD'S SUPERIOR INTERESTS............................ 1
----------------------------------------
EXHIBIT K  RULES AND REGULATIONS.................................... 1
--------------------------------
EXHIBIT L  RULES AND REGULATIONS FOR USE OF THE
-----------------------------------------------
  COMMUNICATION EQUIPMENT........................................... 1
-------------------------

EXHIBIT M  MULTITENANT LEASE PROVISIONS............................. 1
---------------------------------------
1.   Definitions.................................................... 1
2.   Premises Demised............................................... 2
4.   Rental......................................................... 4
9.   Compliance with Legal Requirements............................. 5
11.  Repairs and Maintenance........................................ 6
12.  Operating Expenses............................................. 7
13.  Taxes..........................................................10


                                                                   PAGE
                                                                   ----
14.  Services and Utilities; Payment of Tenant's Expense and Tax
     Rental.........................................................13
19.  Insurance......................................................15
22.  Interruption of Services.......................................17
26.  Signs..........................................................17
28.  Common Areas and Access........................................18
35.  Landlord's Claims..............................................19

                                LEASE AGREEMENT



          THIS LEASE AGREEMENT made this  30th  day of May 1997 between WELLS
                                         ------
DEVELOPMENT CORPORATION ("Landlord"), a Georgia corporation having an office at 3885 Holcomb Bridge Road, Norcross, Georgia 30092, and LUCENT TECHNOLOGIES INC. ("Tenant"), having an office at 475 South Street, Morristown, New Jersey 07960.

                              W I T N E S S E T H:
                              -------------------

          1.  Definitions.
              -----------

          The following terms are defined in the paragraphs listed below:

          TERM                             PARAGRAPH
          ----                             ---------

          Additional Rent                   4(c)
          Alterations                      15(a)
          Base Building Condition          Exhibit C
          Base Building Work               Exhibit C
          BOMA Standards                    2(b)
          Building                          2(a)
          Building Operating Hours         Exhibit G
          Building Standard Services       Exhibit G
          Casualty                         17(a)
          Construction Allowance            6(b)
          Declaration                      12(a)(ii)(9)
          Environmental Laws               10(b)
          Event of Default                 30(a)
          Expiration Date                   3(a)
          Extended Term                    40(a)
          Fair Market Rent                 40(b)
          Fixed Rent                        4(a)
          Fixtures                         15(f)
          Force Majeure                    48(d)
          Hazardous Substances             10(b)
          Holidays                         Exhibit G
          Impositions                      13(a)(i)(1)
          Interest Rate                     4(c)
          Land                              2(a)
          Legal Requirements                6(c)

          Listed Broker                    36(a)
          Net Rent                         30(e)(ii)
          Optional Termination Date        50
          Premises                          2(a)
          Primary Term                      3(a)
          Property                          2(a)
          Qualified Real Estate
            Appraiser                      42(f)
          Rent                              4(c)
          Rentable Floor Area of
            the Premises                    2(b)
          Rentable Floor Area of
            the Building                    2(b)
          Rental Commencement Date          3(a)
          Substantial Taking               18(a)
          Substantial Completion           Exhibit C
          Superior Interest                23
          Taking                           18(a)
          Target Date                       5(a)
          Taxes                            13(a)(iii)
          Tenant Affiliate                 16(d)
          Tenant Improvements              Exhibit E
          Tenant's Out of Pocket
            Costs                          16(a)
          Tenant's Property                7(a)
          Term                             3(a)

     2.  Premises Demised.
         ----------------

     (a) Landlord leases and demises to Tenant and Tenant hires from Landlord the "Premises" (as hereinafter defined). The "Premises" shall mean the "Property" (as hereinafter defined). The "Property" shall mean the "Land" (as hereinafter defined), together with all improvements now or hereafter located on the Land, including but not limited to the "Building" (as hereinafter defined), the Building's parking facilities, any walkways, covered walkways or other means of access to the Building and the Building's parking facilities, lobbies, plazas, and landscaping. The "Building" means that certain building to be constructed in accordance with the provisions of this Lease in Quail Springs Office Park North, Oklahoma City, Oklahoma. No easement for light, view or air is included in the Premises or granted hereunder. The Building will be located on a parcel of land lying in the North Half of Section 12, Township 13 North, Range 4

West of the Indican Meridian, City of Oklahoma City, Oklahoma County, described on the attached Exhibit B (the "Land").
                ---------

     (b) For purposes of this Lease, the "Rentable Floor Area of the Premises" shall mean the number of square feet of rentable area of the Premises, and the "Rentable Floor Area of the Building" shall mean the number of square feet of rentable area of the Building, each determined in accordance with the American National Standard Method of Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996 published by the Building Owners and Managers Association International ("BOMA Standards"). Upon Substantial Completion, Landlord will cause its architect to make and certify to Landlord and Tenant physical measurements of the Premises and the Building and the resulting calculations of the Rentable Floor Area of the Premises and the Rentable Floor Area of the Building in accordance with BOMA Standards, and the Rentable Floor Area of the Premises and the Rentable Floor Area of the Building will be adjusted based upon such physical measurements, and a copy of such certification of Landlord's architect shall be given to Tenant; provided, however, that for purposes of this Lease the Rentable Floor Area of the Premises and the Rentable Floor Area of the Building shall be the lesser of the areas so calculated by Landlord's architect or 57,186 rentable square feet (55,017 usable square feet) (increased by the increases in rentable square feet and usable square feet, respectively, if any, resulting from changes to the Base Building Plans requested by Tenant and agreed to by Landlord).

     3.  Term.
         ----

     (a) The primary term of this Lease (the "Primary Term") shall commence on the date hereof and shall expire at 11:59 p.m. on the date [as such date may be extended pursuant to Paragraph 5(a)] (the "Initial Expiration Date") which is the tenth (10/th/) anniversary of the last day of the month within which the "Rental Commencement Date" (as hereinafter defined) occurred. As used in this Lease, "Term" shall mean the Primary Term and any duly exercised extension of the term. "Expiration Date" shall mean the later of the Initial Expiration Date or the date upon which any Extended Term (the option for which has been exercised) would have expired but for any termination of this Lease. "Rental Commencement Date" shall mean the later of (x) January 1, 1998, or (y) the earlier of (I) the date sixty (60) days after the date Substantial Completion [as defined in Paragraph 1(e) of Exhibit C attached hereto] would have
                                 ---------
occurred but for delays caused by Tenant, or (II) the date upon which Tenant occupies any portion of the Premises for business purposes.

     (b) Within thirty (30) days following the Rental Commencement Date, Landlord and Tenant will execute a document confirming the Rental Commencement Date and the Initial Expiration Date.

     4.  Rental.
         ------

     (a) For each Lease Year (as hereinafter defined), Tenant agrees to pay Landlord annual rent equal to the Rentable Floor Area of the Premises multiplied by the rate per rentable square foot set forth below for such Lease Year (the "Fixed Rent"). Fixed Rent shall be payable in equal monthly installments, in advance, on the first day of each month of the Term. Rent for any month's partial occupancy shall be prorated, as shall Rent for any Lease Year consisting of more or less than twelve (12) full calendar months. As used in this Lease, the term "Lease Year" shall mean the twelve month period commencing on the Rental Commencement Date, and each successive twelve month period thereafter during the Term, except that if the Rental Commencement Date is not on the first day of a calendar month, the first Lease Year shall extend through the end of the twelfth month after the Rental Commencement Date.

     (b) Fixed Rent: : Lease Years 1 - 5; $8.89 per rentable square foot per annum; Lease Years 6-10; $10.39 per rentable square foot per annum.

     (c) "Rent" shall mean Fixed Rent. Tenant covenants and agrees to pay to Landlord, from time to time as provided in this Lease, (i) interest at the "Interest Rate" [which for all purposes of this Lease shall equal two percent (2%) plus the "prime rate" (as used herein, "prime rate" shall mean the rate of interest per annum announced from time to time by NationsBank, N.A. (South), or its successor organization, as its prime commercial lending rate)] on all installments of Rent not paid by the fifth (5th) day after receipt by Tenant of notice of nonpayment, from the due date through the date of payment [provided, however, such five (5) day grace period shall be applicable only two (2) times in any twelve (12) month period, and with respect to any installment of Rent thereafter coming due within said twelve (12) month period, interest shall accrue from the due date of such Rent through the date of payment regardless of whether same is paid by the fifth (5/th/) day after receipt by Tenant of notice of nonpayment], (ii) all amounts, other than Rent, which Tenant herein agrees to assume and pay to Landlord, (iii) all other amounts (including but not limited to Taxes) which Tenant herein agrees to assume and pay to a third party or third parties, in those circumstances where Tenant shall fail or refuse to pay to such third party or parties and Landlord elects to pay such amounts as herein provided, and (iv) interest at the Interest Rate on amounts referred to in (ii) and (iii) above not paid within five (5) days after receipt by Tenant of notice of nonpayment thereof, from the due date through the date paid or, if demand is required therefor by the terms of this Lease, from the date which is forty five
(45) days after the date of demand through the date paid (all of the aforementioned items being herein included in "Additional Rent"). If Tenant fails to pay any Additional Rent, Landlord shall have the same rights, powers and remedies for such failure as are provided in this Lease, at law, in equity or otherwise for the nonpayment of Rent.

     5.  Delivery of Possession.
         ----------------------

     (a) Landlord shall deliver the Premises to Tenant ready for construction of the Tenant Improvements upon the date of Substantial Completion. Landlord agrees to pursue the Base Building Work (as defined on Exhibit C) with due
                                                        ---------
diligence and continuity so as to cause Substantial Completion to occur as soon as practicable under the circumstances, with a goal of achieving Substantial Completion on or before November 15, 1997, extended on a day for day basis for delays due to "Force Majeure" [as defined in Paragraph 48(d)] and for delays caused by Tenant. If Substantial Completion has not occurred on or before December 15, 1997 (extended on a day for day basis for delays due to Force Majeure and for delays caused by Tenant) (such date, as so extended, the "Target Date"), Tenant's sole right and remedy shall be that Fixed Rent shall be abated one day for each day of delay in the occurrence of Substantial Completion (other than delays due to Force Majeure and for delays caused by Tenant) and, solely with respect to the first thirty (30) days of delay in the occurrence of Substantial Completion after the Target Date (excluding delays due to Force Majeure and for delays caused by Tenant), the Initial Expiration Date shall be extended one day for each day of delay [up to a maximum of thirty (30) days]in the occurrence of Substantial Completion (other than delays due to Force Majeure and for delays caused by Tenant).

     (b) If for any reason whatsoever (other than delays caused by Tenant), including but not limited to Force Majeure, Substantial Completion does not occur on or before July 15, 1998, Tenant's sole right and remedy shall be to terminate this Lease upon ten (10) days written notice to Landlord, without incurring any liability to Landlord; provided, however, that this Lease shall not terminate if Substantial Completion occurs during such ten (l0) day period.

     (c) For purposes of determining dates pursuant to this Paragraph 5, "delays caused by Tenant" shall include but not be limited to one day for each day after May 22 to and including the day upon which Tenant delivers to Landlord a copy of this Lease executed by Tenant.

     6.  Base Building Work and Tenant Improvements.
         ------------------------------------------

     (a) Landlord will complete the Building to the Base Building Condition in a first class and workmanlike manner, in accordance with Exhibit C attached hereto
                                                       ---------
and by this reference made a part hereof, and in compliance with all Legal Requirements. All materials used by Landlord shall be new and of first class quality. Within ninety (90) days after the date of Substantial Completion, Tenant shall have the right to prepare and provide to Landlord a list of incomplete or defective Punch List Items, all of which shall be promptly repaired and/or completed by Landlord at its sole cost and expense, and, for a period of one (1) year following the date of Substantial Completion, Tenant shall have the right to notify Landlord of its discovery of latent defects in the Base Building Work all of which shall be promptly repaired and/or completed by Landlord at its sole cost and expense. Except for such Punch List Items so specified by Tenant within said ninety (90) day period, and except for such latent defects specified by Tenant within such one (1) year period, the taking of possession by Tenant shall be deemed conclusively to establish that Landlord's construction obligations with respect to the Base Building Work have been completed in accordance with the plans and specifications approved by Landlord and Tenant and that the Premises, to the extent of Landlord's construction obligations with respect thereto, are in good and satisfactory condition.

     (b) Tenant shall construct the "Tenant Improvements" (as defined in Exhibit
                                                                         -------
E attached hereto) in accordance with the provisions of the Work Letter attached
-
hereto as Exhibit E and by
          ---------
reference made a part hereof. Tenant shall be billed by Landlord for, and shall pay directly to Landlord, the cost of all electricity used by Tenant during construction of the Tenant Improvements and otherwise in connection with the exercise of its rights in Paragraphs 6 and 7 herein. "Construction Allowance" is defined in Exhibit E attached hereto and by reference made a part hereof.
              ---------

     (c) "Legal Requirements" shall mean (i) all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances or recommendations affecting the Premises or any part thereof, or the use thereof, including without limitation those which require repairs to or any structural changes in the Premises or the Building whether or not any such statutes, laws, rules, orders, regulations, ordinances or recommendations which may hereafter be enacted involve a change of policy on the part of the governmental body enacting the same, (ii) all rules, orders and regulations of the National Board of Fire Underwriters or other bodies exercising similar functions and responsibilities in connection with the prevention of fire or the correction of hazardous conditions which apply to the Premises, (iii) the requirements of all policies of public liability, fire and other insurance which at any time may be in force with respect to the Premises, and (iv) private restrictive covenants applicable to the Property.

     7.  Tenant's Use of Premises Before Rental Commencement Date.
         --------------------------------------------------------

     Tenant may, at any time after the date forty five (45) days prior to the estimated date of Substantial Completion and prior to the Rental Commencement Date, without incurring any liability for payment of Rent, measure the Premises, design and layout the Tenant Improvements and "Tenant's Property" (as hereinafter defined), place and install Tenant's Property in the Premises at Tenant's risk and expense, and commence construction of the Tenant Improvements provided that in doing so Tenant shall not take any action which would or could interfere with or delay the date of Substantial Completion. In exercising the foregoing rights, Tenant shall not cause any material interference with or delay to Landlord. "Tenant's Property" shall mean Tenant's personal property, furniture, furnishings, signs, telecommunication equipment, equipment and trade fixtures paid for by Tenant and not reimbursed as part of the Construction Allowance.

     8.  Use.
         ---

     The Premises shall be used for executive, general administrative, office space, telemarketing center, telephone customer service center, and other similar purposes and no other purposes and in accordance with all applicable Legal Requirements, all nationally recognized industry standards applicable to such uses and the Rules and Regulations attached hereto and made a part hereof. Tenant covenants and agrees to abide by the Rules and Regulations in all respects as now set forth and attached hereto and, upon receipt of a copy thereof, as hereafter promulgated by Landlord. Landlord shall have the right at all times during the Term to publish and promulgate and thereafter enforce such rules and regulations or changes in the existing Rules and Regulations as it may reasonably deem necessary to protect the tenantability, safety, operation, and welfare of the Premises and the Property.

     9.  Compliance with Legal Requirements.
         ----------------------------------

     (a) Except where required solely on account of the particular manner in which Tenant shall use the Premises as distinguished from office use generally, Landlord shall comply with all applicable Legal Requirements pertaining to the structural components of the Building, including without limitation the roof, roofing system, exterior walls, bearing walls, support beams, foundations, columns, exterior doors and windows and lateral support to the Building. Except as set forth above and in Paragraph 9(b), Tenant shall comply with Legal Requirements in every other case, including without limitation cases where Legal Requirements mandate repairs, alterations, changes or additions to the Premises not caused by Tenant's particular use thereof. Tenant shall defend, indemnify and save Landlord harmless from any claims, fines, penalties, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees, expert witness fees and other costs of defense) arising from the failure of Tenant to comply with its obligations under this Paragraph 9.

     (b) Landlord represents and warrants that as of the date of Substantial Completion, the Property, the Base Building Work, the common areas and exterior entrances to the Building and to the Premises, shall be in compliance in all material respects with all applicable Legal Requirements, including without limitation the Americans with Disabilities Act. Landlord shall defend, indemnify and save Tenant harmless from any claims, fines, penalties, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees, expert witness fees and other costs of defense) arising from the failure of Landlord to comply with its obligations under this Paragraph 9.

     10.  Environmental Compliance.
          ------------------------

     (a) Tenant agrees to comply with all applicable Environmental Laws [as defined in Paragraph 10(b) hereof] insofar as they pertain solely to the particular manner in which Tenant shall use the Premises.

     (b) Tenant shall not generate, store, handle, transport, treat, dispose of or use on the Premises any Hazardous Substances, except that Tenant's use on the Premises of cleaning supplies, copying fluids, other office and maintenance supplies and other substances normally and customarily used by, and in amounts customarily used by, tenants occupying space for office and administrative purposes similar to the Premises shall not be deemed a violation of this Paragraph 10(b), but only so long as the quantities thereof do not pose a threat to public health or to the environment and do not necessitate a "response action", as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and so long as Tenant strictly complies or causes compliance with all Environmental Laws concerning the use, storage, production, transportation and disposal of such Hazardous Substances. "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of Hazardous Substances adopted by the United States Environmental Protection Agency (EPA) or in any list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious or radioactive by any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, without limitation, strict liability) or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereinafter in effect (collectively "Environmental Laws"). Tenant agrees that the Tenant Improvements will contain no Hazardous Substances that would violate Environmental Laws or pose a threat to public health or the environment except that Tenant's incorporation into the Tenant Improvements of commercially available construction products and materials, normally and customarily used in, and in amounts customarily used in, the construction of tenant improvements in buildings similar to the Building by tenants occupying space for office and administrative purposes similar to the Premises shall not be deemed a violation of this sentence when such products and materials are used and installed as is usual and customary in the construction of improvements similar to the Building at the time of construction or installation.

     (c) Tenant shall defend, indemnify and save Landlord harmless from any claims, fines, penalties, liabilities (including without limitation strict liability), losses, damages, costs and expenses (including without limitation reasonable attorney's fees, expert witness fees and other costs of defense and costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called federal, state or local "Superfund" or "Superlien" laws or any other Environmental Law) which arise from Tenant's breach of its representations, warranties, covenants and agreements contained in this Paragraph 10.

     (d) Prior to commencement of construction of the Building, Landlord shall cause to be performed a Phase I environmental study ("Study") of the Land by an environmental engineering firm selected by Landlord and reasonably approved by Tenant, and shall deliver a copy of the report to Tenant. If Tenant does not receive the Study on or before the date thirty (30) days after the date hereof, Tenant may elect, by notice given on or before the date sixty (60) days after the date hereof, to terminate this Lease (unless Landlord delivers the Study prior to the giving of Tenant's termination notice). In the event that the Phase I environmental study discloses any potential environmental risks, then Landlord shall cause to be performed a Phase II and/or Phase III study, as necessary. Based on the above-referenced environmental studies, either (i) Landlord shall take all steps necessary to remediate any environmental hazards or risks therein disclosed; or (ii) if the costs of remediation shall exceed $100,000.00, Landlord may elect to terminate this Lease by written notice to Tenant, and upon such termination, neither Landlord nor Tenant shall have any further rights or obligations hereunder, except for such obligations hereunder which expressly survive termination of this Lease. If remediation in full cannot be achieved by the date one hundred twenty (120) days after the date hereof, Tenant, at its option, may terminate this Lease by written notice given on or before the date one hundred fifty (150) days after the date hereof, unless remediation in full is achieved prior to the giving of Tenant's termination notice. Landlord represents, warrants and covenants that any generation, handling, transportation, treatment, disposal or use of Hazardous Substances by Landlord that has occurred or will occur on the Premises or the Property have been and at all times during the Term will be in compliance with all applicable Legal Requirements, subject only to Tenant's obligations set forth in Paragraphs 10(a) through 10(c). Landlord further represents and warrants that, as of the Commencement Date, the design, capacity and operation of the heating, ventilation and air conditioning system ("HVAC") serving the Building meets the current standards of the American Society of Heating, Refrigerating and Air Conditioning Engineers, Inc.

     (e) Landlord agrees that the Base Building Work will contain no Hazardous Substances that would violate Environmental Laws or pose a threat to public health or the environment on the Rental Commencement Date.

     (f) Landlord shall defend, indemnify and save Tenant harmless from any claims, fines, penalties, liabilities, (including without limitation strict liability), losses, damages, costs and expenses (including without limitation reasonable attorney's fees, expert witness fees and other costs of defense and costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called federal, state or local "Superfund" or "Superlien" laws or any other Environmental Law) which arise from Landlord's breach of its representations, warranties, covenants and agreements contained in this Paragraph 10.

     11.  Repairs and Maintenance.
          -----------------------

     (a) Landlord's sole and exclusive obligations with respect to the maintenance, repair and replacement of the Premises shall be as follows: (i) Landlord shall perform diligently, promptly and in a good and workmanlike manner in compliance with all applicable Legal Requirements, all maintenance, repairs and replacements to the structural components of the Building, including without limitation the roof, roofing system, caulking of flashings, exterior walls, bearing walls, support beams, foundations, columns, exterior doors, windows and skylights and lateral support to the Building; and (ii) for the portion of the Term ending on the first anniversary of the Rental Commencement Date, Landlord shall perform diligently, promptly and in a good and workmanlike manner in compliance with all applicable Legal Requirements, all maintenance, repairs and replacements to the parking areas, including their lighting systems, constituting a portion of the Property. Otherwise, Landlord shall not be required to make any repairs or improvements to the Property except for any initial improvements to the Premises pursuant to the provisions of Exhibit C attached hereto.
              ---------

     (b) Except for the obligations of Landlord under Paragraphs 11(a), 17 and 18 hereof, Tenant covenants and agrees that at Tenant's sole cost (i) Tenant will take good care of the Premises and all alterations, additions and improvements thereto and will keep and maintain the same in good condition and repair, except for normal wear and tear and casualty, (ii) Tenant shall perform diligently, promptly and in a good and workmanlike manner in compliance with all applicable Legal Requirements, all maintenance, repairs and replacements to the Premises, and (iii) Tenant shall operate, use, clean, repair and maintain (including without limitation replacements), and provide security for, the Property, in a first class manner, including without limitation providing the Building Standard Services and providing the following:

               (1) electricity, gas, steam, water, sanitary sewer, air conditioning and other fuel and utilities for the Property;

               (2) casualty, liability, fidelity, rental loss, plate glass and any other insurance applicable to the Property;

               (3) repairs, maintenance and painting;

               (4) all supplies, tools, materials and equipment used in the operation, management, maintenance and access control of the Property;

               (5) supplies, work clothes and dry cleaning;

               (6) maintenance and service agreements for the Property and the equipment therein, including but not limited to window cleaning, security personnel, service or system, elevator maintenance, HVAC maintenance, janitorial service, waste recycling service, landscaping maintenance and customary landscaping replacement;

               (7)  telephone and stationery;

               (8) legal, accounting and other professional fees and disbursements incurred in connection with the operation, management, maintenance and repair of the Property;

               (9) association fees and dues, including maintenance charges and any special group assessments under the Declaration of Protective Covenants for Quail Springs Office Park North dated October 6, 1987, recorded in Book 5688, page 1735,Oklahoma County records, as amended (the "Declaration");

               (10)  decorations;

               (11) exterior and interior landscaping;

               (12) wages, salaries and other costs of all on-site and off-site employees engaged in the operation, management, maintenance or access control of the Property, including taxes, insurance and benefits;

               (13) operating and maintaining the monument type sign described in Paragraph 26 hereof;

               (14) all items (including security equipment and energy management equipment), amortized over their respective useful lives, which are installed for the purpose of reducing operating expenses, promoting safety, complying with governmental requirements, or maintaining the first-class nature of the Property; and

               (15) trash and garbage removal, vermin extermination, and snow, ice and debris removal.

Tenant shall at once report, in writing, to Landlord any defective or dangerous condition known to Tenant. To the fullest extent permitted by law, Tenant agrees that the rights of Tenant set forth in this Lease to make repairs at the expense of Landlord are the sole and exclusive rights and remedies of Tenant for the failure of Landlord to make repairs. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically and expressly herein set forth. This Lease sets forth the sole and exclusive rights of Tenant to terminate this Lease or quit and surrender the Premises or receive an abatement of rent by reason of any happening, event, occurrence or situation during the Term, whether foreseen or unforeseen, and however extraordinary. In addition to and not in limitation of the foregoing, during the Term, Tenant shall, at its sole expense, (i) do its own redecorating of the interior of the Premises; (ii) be responsible for normal, routine maintenance and care of the interior of the Premises, such as changing filters and light bulbs, (iii) maintain the Tenant Improvements in good order and repair (including all necessary replacements); and (iv) make all repairs caused by Tenant's negligence, unless covered by any insurance policy maintained by Landlord or unless caused by the negligence or willful misconduct of Landlord, its agents, independent contractors, representatives or employees. Landlord shall grant Tenant a nonexclusive assignment, to be shared in common with Landlord, its successors and assigns, of all warranties and guaranties obtained by Landlord from its general contractor and any other contractors and/or manufacturers with respect to items which Tenant is obligated to repair hereunder.

     12.  Intentionally Omitted
          ----------------------


     13.  Taxes.
          -----

     (a) For purposes of this Lease, the following Definitions shall apply:

          (i) "Taxes" shall mean all real estate taxes, assessments (special or otherwise), sewer and water rents, rates and charges, and any other governmental (including without limitation taxing districts and authorities now existing or hereafter created) levies, impositions and charges of a similar nature and any other taxes and assessments attributable to the Property or its operation (and the costs of contesting any of the same), including without limitation business license taxes and fees ("Impositions"), which may be levied, assessed or imposed on or in respect of all or any part of the Property, whether or not the same constitute one or more tax lots. If, however, by law, any assessment may be divided and paid in annual installments, then, for the purposes of this definition, (i) such assessment shall be deemed to have been so divided and to be payable in the maximum number of annual installments permitted by law, and (ii) there shall be deemed included in Taxes for each calendar year the annual installment of such assessment becoming payable during such year, together with interest payable during such year on such annual installment and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided. Impositions do not include taxes and assessments imposed on the personal property of the tenants of the Property, federal and state taxes on income, death taxes, franchise taxes.

          (ii) "Taxes" shall include penalties and interest resulting from Tenant's failure to pay all or any portion of the Taxes in accordance with Paragraph 13(b) hereof.

     (b) Tenant shall be solely responsible for and shall pay prior to delinquency all Taxes. On or before the date such Taxes become delinquent or any interest or penalty shall be imposed for nonpayment thereof, Tenant shall provide Landlord with written evidence of such payment of Taxes.

     (c) Tenant shall pay promptly when due all taxes directly or indirectly imposed or assessed upon Tenant's gross sales, business operations, machinery, equipment, trade fixtures and other personal property or assets, whether such taxes are assessed against Tenant, Landlord, the Property or the Building. In the event that such taxes are imposed or assessed against Landlord or the Property or the Building, Landlord shall furnish Tenant with copies of all applicable tax bills, public charges and other assessments or impositions and Tenant shall forthwith pay the same either directly to the taxing authority or, at Landlord's option, to Landlord. In addition, in the event there is imposed at any time a tax upon and/or measured by the rental payable by Tenant under this Lease, whether by way of a sales or use tax or otherwise, Tenant shall be responsible for the payment of such tax and shall pay the same on or prior to the due date thereof; provided, however, that the foregoing shall not include any inheritance, estate, succession, transfer, gift or income tax imposed on or payable by Landlord.

     (c) Tenant shall be entitled to any reductions or refunds (net of the costs of collection thereof) for taxes paid by

Tenant. If any reduction or refund is credited or paid to Landlord for taxes paid by Tenant, said amount shall be paid by Landlord to Tenant within twenty
(20) days after receipt by Landlord of credit or payment. This provision shall survive the expiration of this Lease.

     (d) Provided Landlord consents, which consent shall not be unreasonably withheld or delayed, Tenant, at Tenant's sole cost and expense, shall have the right to contest the validity or the amount of any Taxes by appropriate proceedings conducted in good faith and with due diligence in the applicable jurisdiction, and may defer payments of such obligations, pay same under protest, or take such other steps as Tenant may deem appropriate, provided, however, that (a) Tenant shall first make all contested payments (under protest if it desires) unless such proceeding shall suspend the collection thereof from Landlord and from Rent under this Lease and from the Property and the Premises,
(b) no part of the Premises or the Property or any interest therein or the Rent under this Lease shall be subjected thereby to sale, forfeiture, foreclosure or interference, (c) Landlord shall not be exposed thereby to any civil or criminal liability for failure to comply with any law, statute, code or regulation and neither the Premises nor the Property shall be subject to the imposition of any lien as a result of such failure, and (d) Tenant shall have furnished any security required in such proceeding or under this Lease or reasonably requested by Landlord to ensure payment of any Taxes. Landlord shall cooperate in the institution and prosecution of any such proceedings and will execute any documents required therefor without cost or expense to Tenant. The expense of such proceedings shall be borne by Tenant. Tenant shall be entitled to retain any refunds or rebates secured in such proceedings. Tenant agrees that it shall pay, and save Landlord harmless from and against, any and all losses, judgments, decrees and costs (including all attorneys' fees and expenses) in connection with any such contest and that, promptly after the final determination of every such contest, Tenant shall fully pay and discharge all amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein, together with all penalties, fines, interest, costs and expenses resulting therefrom.

     14.  Services and Utilities.
          ----------------------

     (a) Landlord shall provide all utility service connections to the Premises and the Building for water, sewerage, and electrical service and shall pay the initial connection charges for such utilities including any applicable hook-up charges and connection fees excluding any deposits or service charges for provision of other services.

     (b) Initial utility service connections to the Building are included as part of Base Building Work and are not part of Building Standard Services.

     15.  Alterations.
          -----------

     (a) Without first obtaining Landlord's prior written consent, Tenant shall not make any alterations, additions or improvements or install any floor covering, lighting, plumbing fixtures, shades or awnings or any exterior signs or other "Fixtures" [as defined in Paragraph 15(f)] or make any changes in the Premises (individually, an "Alteration", collectively, "Alterations"); provided, however, that Tenant shall have no obligation to obtain Landlord's consent for any Alteration or related series of Alterations if such Alteration or related series of Alterations:

          (i) are nonstructural;

          (ii) do not cause any violation of and do not require any change in any certificate of occupancy applicable to the Building;

          (iii) do not cause any change in the outside appearance of the Building, do not weaken or impair the structure of the Building and do not materially reduce the value of the Premises or the Building or the Property;

          (iii) do not affect the proper functioning of the Building equipment;

          (iv) do not cost in excess of $50,000.00.

Even if Landlord's consent is not required for any Alteration or Alterations, Tenant shall give Landlord prior notice of any Alteration or related series of Alterations, and upon completion of any Alterations (other than decorations), Tenant shall deliver to Landlord three (3) copies of the "as-built" plans for such Alterations.

     (b) With respect to any Alterations that require Landlord's consent, such consent shall not be unreasonably withheld, delayed or qualified.

     (c) Tenant agrees that all Alterations shall at all times comply with all applicable Legal Requirements and that Tenant, at its expense, shall (i) obtain all necessary municipal and other governmental permits, authorizations, approvals and certificates for the construction of such Alterations, (ii) deliver a copy of such items to Landlord and (iii) cause all Alterations to be constructed lien free, in a good and workmanlike manner, in accordance with all Legal Requirements. Tenant, at its expense, shall promptly procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Alterations issued by any public authority having or asserting jurisdiction.

     (d) Throughout the making of all Alterations (other than mere decorations), Tenant, at its expense, shall carry or cause its contractors to carry the following:

     (i) casualty insurance in Builder's Risk Form, covering Landlord, Landlord's agents and Landlord's lender(s), and Tenant and Tenant's contractor, as their interests may appear, against loss or damage by fire, vandalism, and malicious mischief and other such risks as are customarily covered by the so-called "broad form extended coverage endorsement" upon all the Alterations in place and all materials stored at the site of the Alterations and all materials, equipment and supplies of all kinds incident to the Alterations and builder's machinery, tools and equipment while on the Premises or the Property, or when adjacent thereto, all on a completed value basis to the full insurable value at all times. Said Builder's Risk Insurance will also include coverage for loss of rents for a period of twelve (12) months. Said Builder's Risk Insurance shall contain an express waiver of any right of subrogation by the insurer against Landlord, its agents, employees and contractors.

     (ii) Commercial general liability insurance covering any occurrence in or about the Premises in connection with such Alterations which complies with the requirements of Paragraph 20. Such liability insurance shall be on a comprehensive basis including:

          (A)  Premises - Operations (including X-C-U);

          (B)  Independent contractors protection;

          (C) Contractual liability, including coverage for the obligations under the indemnity contemplated in Paragraph 15(e) hereof;

          (D)  Owned, non-owned and hired motor vehicles; and

          (E)  Broad form coverage for property damage.

     (iii) Statutory Workers' Compensation as required by the State of Oklahoma or local municipality having jurisdiction.

All insurance policies procured and maintained pursuant to this subparagraph shall name Landlord, Landlord's partners, Landlord's agents and Landlord's lender(s) as additional insureds, shall be carried with companies licensed to do business in the State of Oklahoma reasonably satisfactory to Landlord and shall be non-cancellable except after twenty (20) days written notice to Landlord. Such policies or duly executed certificates of insurance with respect thereto shall be delivered to Landlord before the commencement of the Alterations, and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of each respective policy term.

     (e) Tenant shall indemnify Landlord against liability for any and all mechanics' and other liens filed in connection with Alterations. Tenant, at its expense, shall procure the discharge of any such lien within thirty (30) days after the filing thereof against any part of the Property. If Tenant fails to discharge any such lien within such thirty (30) day period, then, in addition to any other right or remedy, Landlord may, upon giving ten (10) days prior written notice to Tenant, discharge the same either by paying the amount claimed to be due or by deposit or bonding proceedings if Tenant has not discharged the lien within the ten (10) day notice period provided herein. Any amount so paid by Landlord, and all costs and expenses incurred by Landlord in connection therewith, shall be payable by Tenant upon demand.

     (f) Except for items constituting Tenant's Property, all Alterations, whether or not at the expense of Tenant, and whether or not Landlord's consent is required shall be and remain a part of the Premises, shall be deemed the property of Landlord as of the date such Alterations are completed, attached to or built into the Premises, shall not be removed by Tenant and shall remain on the Premises at the expiration or earlier termination of the Term without compensation to Tenant. "Fixtures" shall mean electrical, plumbing, heating and sprinkling equipment, fixtures, outlets, venetian blinds, partitions, gates, doors, vaults, paneling, molding, shelving, radiator enclosures, cork, rubber, linoleum and composition floors, ventilating, silencing, air conditioning and cooling equipment, and all fixtures, equipment and appurtenances of a similar nature or purpose. If any Alterations involve the removal of any Fixtures, such Fixtures shall be promptly replaced, at Tenant's expense and free of superior title, liens, security interests and claims, with like property, of at least equal quality and value. Under no circumstances shall Tenant be required at any time to remove or restore (i) any Alterations that do not require Landlord's consent, (ii) any Alterations that do require Landlord's consent, unless Landlord, at the time it gives such consent, expressly requires in writing removal or restoration of such Alterations; (iii) any of the Tenant Improvements constructed in accordance with Paragraph 6, whether constructed by Landlord or Tenant or any additional initial tenant improvements, whether constructed by Landlord or Tenant, which are substantially similar to the Tenant Improvements specified in Paragraph 6, or (iv) any partitions, flooring, floor covering, pipes, wires, conduits run through a floor, ceiling, or partition, provided these are cut off or capped in accordance with all applicable Legal Requirements.

     16.  Assignment and Sublease.
          -----------------------

     (a) Tenant shall not, without the prior written consent of Landlord, assign this Lease or any interest herein or in the Premises, or mortgage, pledge, encumber, hypothecate or otherwise transfer or sublet the whole Premises or any part of the Premises or permit the use of the Premises by any party other than Tenant or a "Tenant Affiliate" (as hereinafter defined). Consent to one or more such transfers or subleases shall not destroy or waive this provision, and all subsequent transfers and subleases shall likewise be made only upon obtaining the prior written consent of Landlord. Without limiting the foregoing prohibition, in no event shall Tenant assign this Lease or any interest herein, whether directly, indirectly or by operating of law, or sublet the Premises or any part thereof or permit the use of the

Premises or any part thereof by any party (i) if the proposed assignee or subtenant is a party who would (or whose use would) detract from the character of the Building as a first-class building, such as, without limitation, a dental, medical or chiropractic office or a governmental office, (ii) if the proposed use of the Premises shall involve an occupancy rate of more than one
(1) person per 143 square feet of Rentable Floor Area within the Premises, (iii) if the proposed assignment or subletting shall be to a governmental subdivision or agency or any person or entity who enjoys diplomatic or sovereign immunity,
(iv) if such proposed assignee or subtenant is an existing tenant of the Building, or (v) if such proposed assignment, subletting or use would contravene any restrictive covenant (including without limitation any exclusive use) granted to any other tenant of the Building. Sublessees or transferees of the Premises for the balance of the Term shall become directly liable to Landlord for all obligations of Tenant hereunder, without relieving Tenant (or any guarantor of Tenant's obligations hereunder) of any liability therefor, and Tenant shall remain obligated for all liability to Landlord arising under this Lease during the entire remaining Term including any extensions thereof, whether or not authorized herein, unless such assignee assumes all liability hereunder and has a net worth equal to or exceeding the aggregate net worth of Tenant and all other parties then liable for the obligations of Tenant under this Lease.
If Tenant is a partnership, a withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning a controlling interest in the Tenant shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions; provided, however, if at least one of the partners owning a controlling interest in the Tenant both before and after such withdrawal or change shall be a corporation (or any entity controlled by a corporation) whose stock is publicly traded on a nationally recognized securities exchange (including the NASDAQ over-the-counter market), then such withdrawal or change shall not be deemed to be an assignment of this Lease. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer of a controlling interest in the capital stock of Tenant, shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. The preceding sentence shall not apply to, and Tenant shall not be in default under this Paragraph 16(a) as a result of, an offering of voting stock to the public pursuant to a registered securities offering, the transfer of voting stock on a national securities exchange or through the NASDAQ national market system, or the transfer of voting stock to Tenant's employees pursuant to a bona fide employee stock ownership plan. If Tenant shall be a corporation whose stock is publicly traded on a nationally recognized securities exchange (including the NASDAQ over-the-counter market), then any merger, consolidation or other similar reorganization of Tenant, or the sale or transfer of a controlling interest in the voting capital stock of Tenant shall not be deemed to be an assignment of this Lease. In the event Landlord consents to an aggregate of three or more assignments or subleases (in any combination), beginning with the third such assignment or sublease, and continuing with respect to all subsequent assignments and subleases, Tenant shall pay to Landlord a fee to cover Landlord's reasonable accounting costs plus any legal fees incurred by Landlord as a result of the assignment or sublease. Fifty percent (50%) of any consideration, in excess of "Tenant's Out of Pocket Costs" (as hereinafter defined), paid to Tenant by any assignee of this Lease (other than a Tenant Affiliate) for its assignment, or by any sublessee (other than a Tenant Affiliate) under or in connection with its sublease (when Landlord's consent is required), or otherwise paid to Tenant by another party for use and occupancy of the Premises or any portion thereof, shall be promptly remitted by Tenant to Landlord as additional rent hereunder. "Tenant's Out of Pocket Costs" shall mean all of Tenant's actual out-of-pocket costs associated with the applicable assignment or subletting, including the Rent and other charges and sums due and payable by Tenant under this Lease with respect to such space, reasonable advertising costs, brokerage commissions, lease concessions, improvement allowances, legal fees, and unamortized tenant improvements with respect to such space in excess of the Construction Allowance (amortized over the remaining portion of the Primary Term). Where a portion of the Premises is sublet, in calculating the profit from such sublease, the costs of Tenant attributable to the sublet space but applicable to some larger portion of the Premises shall be prorated on the basis of rentable areas determined according to BOMA Standards. No assignment of this Lease consented to by Landlord shall be effective unless and until Landlord shall receive an original assignment and assumption agreement, in form and substance reasonably satisfactory to Landlord, signed by Tenant and Tenant's proposed assignee, whereby the assignee assumes due performance of this Lease to be done and performed for the balance of the then remaining Term. No subletting of the Premises, or any part thereof, shall be effective unless and until there shall have been delivered to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, signed by Tenant and the proposed sublessee, whereby the sublessee acknowledges the right of Landlord to continue or terminate any sublease, in Landlord's sole discretion, upon termination of this Lease, and such sublessee agrees to recognize and attorn to Landlord in the event that Landlord elects under such circumstances to continue such sublease.

     (b) Any assignment of this Lease or any sublease of the Premises shall not relieve Tenant of any of its obligations under this Lease.

     (c) Whenever Landlord's consent to an assignment or subletting is required, Tenant shall submit to Landlord a written request for Landlord's consent, which request shall include the name of the proposed assignee or sublessee, and the basic business terms of the proposed assignment or subletting. Landlord may, as a prior condition to considering any request for consent to an assignment or sublease (when Landlord's consent is required), require Tenant to obtain and submit current financial statements of any proposed subtenant or assignee. Landlord's failure to respond within ten (10) business days after receipt of Tenant's request and the information required by this Paragraph 16(c) shall be deemed approval of the proposed assignment or sublease.

     (d) The consent of the Landlord need not be obtained if the assignment or sublease is to any "Tenant Affiliate" (as hereinafter defined). Tenant shall give Landlord written notice of any assignment to a Tenant Affiliate, including the effective date of the assignment. Landlord acknowledges that the Premises may be occupied by one or more Tenant Affiliates and their employees and that such use of the Premises shall not be considered an assignment or sublease, unless Tenant elects to treat it as such and provides Landlord with prompt written notice thereof. For purposes hereof, "Tenant Affiliate" shall mean an entity which owns, directly or indirectly, more than fifty percent (50%) of Lucent Technologies Inc. or which is more than fifty percent (50%) owned, directly or indirectly, by Lucent Technologies Inc. or an entity into which Tenant is merged, provided that in the event of a merger, the surviving entity's net worth exceeds that of Tenant at such time.

     17.  Damage or Destruction.
          ---------------------

     (a) If the Premises are damaged by fire, other casualty, acts of God, or the elements (a "Casualty"), this Lease shall not terminate and such damaged portion of the Premises shall be repaired or rebuilt as set forth in Paragraph 17(b), unless this Lease is terminated as provided in this Paragraph 17(a). If the Premises are (i) damaged to such an extent that repairs cannot, in Landlord's judgment, be completed within one hundred eighty (180) days after the date of the Casualty (if Landlord so determines that the repairs cannot be completed within such one hundred eighty (180) day period, Landlord shall give Tenant notice of such determination within forty five days after the date of such Casualty), or (ii) damaged or destroyed as a result of a risk which is not insured under standard fire insurance policies with extended coverage endorsement, or (iii) damaged or destroyed during the last eighteen (18) months of the Term, or if the Building is damaged in whole or in part (whether or not the Premises are damaged), to such an extent that the Building cannot, in Landlord's judgment, be operated economically as an integral unit, then and in any such event Landlord may at its option terminate this Lease by notice in writing to the Tenant within forty five (45) days after the date of such occurrence. If the Premises are damaged to such an extent that repairs cannot, in Landlord's judgment, be completed within one hundred eighty (180) days after the date of the Casualty or if the Premises are substantially damaged during the last eighteen (18) months of the Term, then in either such event Tenant may elect to terminate this Lease by notice in writing to Landlord within forty five
(45) days after the date of such occurrence. If the Lease is terminated pursuant to this Paragraph 17(a), the termination shall be effective as of the date of the Casualty and the Rent shall abate from that date, and any Rent paid for any period beyond such date shall be refunded to Tenant.

     (b) If this Lease is not terminated as provided in Paragraph l7(a), then Landlord shall, at its sole cost and expense, restore the Premises as speedily as practical, including without limitation any Tenant Improvements constructed by Landlord or Tenant Improvements for which Landlord gave Tenant an allowance; provided, however, Landlord's obligation shall be limited to the original Base Building Work and any other work or improvements which were originally performed or installed at Landlord's expense as described in Exhibit C attached hereto or
                                                   ---------
with the proceeds of the Construction Allowance. During the restoration period, a just and proportionate part of the Fixed Rent shall abate for the period during which the Premises or a portion thereof are not suitable for Tenant's business needs. If the cost of performing such repairs exceeds the actual proceeds of insurance paid or payable to Landlord on account of such Casualty, or if Landlord's mortgagee or the lessor under a ground or underlying lease shall require that any insurance proceeds from a casualty loss be paid to it, Landlord may terminate this Lease unless Tenant, within forty five (45) days after demand therefor, deposits with Landlord a sum of money sufficient to pay the difference between the cost of repair and the proceeds of the insurance available to Landlord for such purpose.

     (c) If Landlord, subject to Force Majeure and subject to delays caused by Tenant, does not restore the Premises as required in Paragraph 17(b) within the time period therein set forth, Tenant may terminate this Lease at any time thereafter [and Rent shall be accounted for as of the date of termination (as of the date of the Casualty with respect to the damaged portion)], prior to the date such restoration is substantially completed, provided (i) Tenant gives Landlord not less than thirty (30) days prior written notice, and (ii) Landlord does not complete the restoration during such thirty (30) day period.

     18.  Eminent Domain.
          --------------

     (a) If there is a taking of all or any portion of the Property or the Premises by right or threat of eminent domain or by private purchase in lieu thereof (a "Taking"), this Lease shall terminate as to the part so taken as of the date of Taking, and, in the case of a "Substantial Taking" (as hereinafter defined), either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by written notice to the other within thirty
(30) days after such date. "Substantial Taking" shall mean either (i) that more than fifteen percent (15%) of the Premises was taken, or (ii) that the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises and cannot be restored to a condition suitable for Tenant's business needs within one hundred twenty (120) days from the date of the Taking, or (iii) that more than fifteen percent (15%) of the parking spaces for the Building were taken, unless within thirty (30) days after the date of such Taking Landlord shall notify Tenant of its intention to replace the parking spaces, and such replacement is provided within one hundred fifty (150) days of such notice. If title to so much of the Building is taken that a reasonable amount of reconstruction thereof will not in Landlord's sole discretion result in the Building being a practical improvement and reasonably suitable for use for the purpose for which it is designed, then this Lease shall terminate on the date that the condemning authority actually takes possession of the part so condemned or purchased. If this Lease is terminated pursuant to this Paragraph 18(a), Rent shall be prorated and accounted for as of the date of such termination.

     (b) If there shall be a Taking which does not constitute a Substantial Taking, this Lease shall not terminate but Landlord shall, at its sole cost and expense, with due diligence, restore the Premises as speedily as practical including without limitation any Tenant Improvements constructed by Landlord or Tenant Improvements for which Landlord gave Tenant an allowance, including the Construction Allowance; provided, however, Landlord's obligation shall be limited to the original Base Building Work and any other work or improvements which were originally performed or installed at Landlord's expense as described in Exhibit C attached hereto or with the proceeds of the Construction Allowance.
   ---------
During the restoration period, a just and proportionate part of the Fixed Rent shall abate for the period during which the Premises or a portion thereof are not suitable for Tenant's business needs.

     (c) Tenant shall not be entitled to any part of the payment or award for a Taking, provided that Tenant may file a claim for any loss of Tenant's Property; moving expenses; or for damages for cessation or interruption of Tenant's business, provided such claim will not diminish Landlord's recovery. Subject to the foregoing provisions of this subparagraph (c), Tenant hereby assigns to Landlord any and all of its right, title and interest in or to any compensation awarded or paid as a result of any such Taking.

     (d) If Landlord, subject to Force Majeure and subject to delays caused by Tenant, does not restore the Premises as required in Paragraph 18(b) within the time period therein set forth, Tenant may terminate this Lease at any time thereafter [and Rent shall be accounted for as of the date of termination (as of the date of the Taking with respect to the portion taken)], prior to the date such restoration is substantially completed, provided (i) Tenant gives Landlord not less than thirty (30) days prior written notice, and (ii) Landlord does not complete the restoration during such thirty (30) day period.

     19.  Insurance.
          ---------

     (a) Landlord shall maintain, at Tenant's sole cost and expense [and Tenant shall reimburse Landlord such cost and expense within forty five (45) days after written demand therefor], during the Term, with solvent and responsible companies having a rating from Best's Insurance Reports of not less than A-/X, insurance covering the Property against loss or damage by fire and such other risks as are from time to time included in a standard form of all-risk policy of insurance available in the State of Oklahoma. Such coverage shall equal one hundred percent (100%) of the replacement cost of the Building and any parking facility, exclusive of excavation, footings and foundations, as such replacement cost is determined from time to time by the insurance company (and such insurance may provide for a $10,000.00 deductible, or such higher amount as Tenant shall from time to time approve, which approval shall not be unreasonably withheld, conditioned or delayed).

     (b) Tenant shall maintain, at its expense, during the Term, with solvent and responsible companies having a rating from Best's Insurance Reports of not less than A-/X, a policy or policies of commercial general liability insurance insuring against the liability of Landlord arising out of the maintenance, use and occupancy of the Property, with the limits of such policy or policies to be in combined single limits for both damage to property and personal injury and in amounts not less than Three Million Dollars ($3,000,000.00) for each occurrence. Such insurance required herein shall be issued by an insurance company licensed to do business in the State of Oklahoma. Tenant shall name Landlord, Landlord's partners, Landlord's agents, Landlord's managing agent, any mortgagee of which Landlord has advised Tenant, and any other party designated by Landlord, as insureds under such policy.

     (c) Tenant shall maintain, at its expense, during the Term, with solvent and responsible companies, a policy or policies of commercial general liability insurance insuring against the liability of Tenant arising out of the maintenance, use and occupancy of the Property, or occasioned by or arising out of any construction work being done by Tenant or Tenant's contractors on the Premises, or in any way occasioned by or arising out of the activities of Tenant, its agents, contractors or employees in the Premises, or other portions of the Building or the Property, and of Tenant's guests and licensees while they are in the Premises, with the limits of such policy or policies to be in combined single limits for both damage to property and personal injury and in amounts not less than Three Million Dollars ($3,000,000.00) for each occurrence. Such insurance required herein shall be issued by an insurance company licensed to do business in the State of Oklahoma. Tenant shall name Landlord, Landlord's managing agent, and any mortgagee of which Landlord has advised Tenant, as additional insureds under such policy.

     (d) Tenant shall maintain, at its expense, during the Term a policy or policies of all-risk insurance insuring the full replacement cost of its furniture, equipment, supplies, and other property owned, leased, held or possessed by it and contained in the Premises, and Tenant shall maintain such worker's compensation insurance as is required by applicable law.

     (e) All insurance policies procured and maintained by Tenant pursuant to this Paragraph 19 shall name Landlord and any additional parties designated by Landlord as additional insured, shall be carried with companies licensed to do business in the State of Oklahoma having a rating from Best's Insurance Reports of not less than A-/X, and shall be non-cancelable and not subject to material change except after twenty (20) days' written notice to Landlord. Duly executed certificates of insurance with respect to such policies shall be delivered to Landlord prior to the date Tenant enters the Premises for the construction of the Tenant Improvements or the installation of its improvements, trade fixtures or furniture, and certificates evidencing renewals of such policies shall be delivered to Landlord at least thirty (30) days prior to the expiration of each respective policy term.

     (f) Landlord acknowledges that Tenant is or may be a self-insurer with respect to all or a substantial portion of the risks commonly insured against under liability insurance policies. Notwithstanding any provisions of the Lease to the contrary, except for the insurance required by Paragraph 19(b), so long as Tenant is Lucent Technologies Inc. or any Tenant Affiliate, Lucent Technologies Inc. may, at its option, elect to either (i) obtain and maintain liability insurance policies required of Tenant or (ii) assume the risk contemplated by and otherwise required under liability insurance policies pursuant to self-insurance programs of Lucent Technologies Inc.

     (g) The policy or policies evidencing such insurance for Paragraphs 20(a),
(b), (c) and (d) shall provide that they may not be canceled or amended without twenty (20) days prior written notice being given to the party for whose benefit such insurance has been obtained. Prior to the Rental Commencement Date, and in any event prior to any entry on the Property by such party, each party shall submit to the other insurance certificates demonstrating the required policies are in effect.

     20.  Subrogation and Waiver.
          ----------------------

     To the full extent permitted by law, the parties waive all right of recovery against the other for, and release each other and their respective authorized representatives from any claims for injury to any person or damage to the Property that are caused by or result from risks insured against under any fire, extended coverage, business interruption and loss of rents insurance or self insurance carried or required to be carried by the party seeking recovery. Each party shall obtain, for each policy of insurance, a waiver by the insurer of all right of subrogation against the other party for any loss or damage within the scope of the insurance and each party to the extent permitted by law, for itself and its insurer, waives all such insured claims against the other party. If such waiver or agreement shall not be, or shall cease to be, obtainable without additional charge, any additional premium for such waiver shall be paid by the primary insured.

     21.  Indemnity.
          ---------

     (a) Tenant shall defend, indemnify and save harmless the Landlord, its affiliates, and their respective officers, directors, shareholders and partners, against all claims, liabilities, losses, fines, penalties, damages, costs and expenses (including without limitation reasonable attorneys' fees and other costs of litigation) because of injury, including death, to any person, or damage or loss of any kind to any property caused by any action or omission of Tenant, or any of its employees, contractors, servants, agents, subtenants or assignees, or of Tenant's invitees while such invitees are within the Premises or the Building, or any failure on the part of Tenant to perform its obligations under this Lease, except to the extent caused by the negligence or willful misconduct of Landlord, or its employees, contractors, agents or representatives.

     (b) Landlord shall defend, indemnify and save harmless the Tenant, Tenant Affiliates, their respective officers, directors, shareholder and partners, against all claims, liabilities, losses, fines, penalties, damages, costs and expenses (including without limitation reasonable attorneys' fees and other costs of litigation) because of injury, including death, to any person, or damage or loss of any kind to any property caused by any action or omission of Landlord, , or any of its employees, contractors, servants or agents, or any failure on the part of Landlord, to perform its obligations under this Lease, except to the extent caused by the negligence or willful misconduct of Tenant, or its employees, contractors, agents or representatives.

     22.  Intentionally Omitted.
          ---------------------


     23.  Subordination, Non-Disturbance and Attornment.
          ---------------------------------------------

     Landlord may subordinate Tenant's interest in this Lease to the lien of any mortgage or deed of trust which may now or hereafter be placed on the Property. Landlord shall obtain and deliver to Tenant from any present or future mortgagee, trustee, fee owner, prime lessor or any person having an interest in the Premises superior to this Lease (a "Superior Interest") a written subordination, non-disturbance and attornment agreement ("SNDA") in recordable form (and Tenant shall execute in recordable form and return to Landlord such SNDA within fifteen (15) days after receipt by Tenant of such SNDA), substantially in the form of Exhibit I attached hereto or in such other
                             ---------
commercially reasonable form as shall be agreed to by Tenant (which agreement Tenant agrees not to unreasonably withhold, condition or delay), providing that so long as Tenant performs all of the terms, covenants and conditions of this Lease and agrees to attorn to the mortgagee, beneficiary of the deed of trust, purchaser at a foreclosure sale, prime lessor or fee owner, Tenant's rights under this Lease shall not be disturbed and shall remain in full force and effect for the Term, except as set forth and agreed to by Tenant in such SNDA (which agreement Tenant agrees not to unreasonably withhold, condition or delay; provided, however, Tenant has agreed to the SNDA attached as Exhibit I), and
                                                             ---------
Tenant shall not be joined by the holder of any mortgage or deed of trust in any action or proceeding to foreclose thereunder. Landlord represents and warrants that, as of the date hereof, the only Superior Interest to this Lease is set forth on Exhibit J. Tenant agrees to execute and deliver to
                      ---------
Landlord with this Lease the SNDA attached hereto as Exhibit I-1 and by
                                                     -----------
reference made a part hereof. If a SNDA in accordance with this Paragraph 23 is not delivered by such Superior Interest to Tenant within thirty (30) days after the effective date of this Lease, Tenant may terminate this Lease without liability by written notice of termination to Landlord unless Landlord delivers such SNDA to Tenant prior to such termination notice.

     24.  Landlord's Right of Entry.
          -------------------------

     (a) Landlord shall retain duplicate keys to all doors of the Premises and Landlord and its agents, employees and independent contractors shall have the right to enter the Premises at reasonable hours to inspect and examine same, to make repairs, additions, alterations, and improvements, and to inspect the Premises to ascertain that Tenant is complying with all of its covenants and obligations hereunder; provided, however, that Landlord shall afford Tenant such prior notification of an entry into the Premises as shall be reasonably practicable under the circumstances, and, except in case of emergency, Landlord shall enter only during Tenant's normal business hours (unless Tenant otherwise consents to entry during other hours, which consent Tenant agrees not to unreasonably withhold or delay). Landlord shall be allowed to take into and through the Premises any and all materials that may be required to make such repairs, additions, alterations or improvements. During such time as such work is being carried on in or about the Premises, the Rent provided herein shall not abate, and Tenant waives any claim or cause of action against Landlord for damages by reason of interruption of Tenant's business or loss of profits therefrom because of the prosecution of any such work or any part thereof.

     (b) During business hours and upon reasonable notice to Tenant, Landlord may, during the Term, show the Premises to prospective purchasers and mortgagees, and, during the six (6) months prior to expiration of this Lease, to prospective tenants.

     (c) In exercising its rights under this Paragraph 24, Landlord shall use reasonable and diligent efforts to minimize the disruption of the normal operation of Tenant's business. Landlord, and any third parties entering the Premises at

Landlord's invitation or request shall at all times strictly observe any reasonable rules relating to security on the Premises which Tenant has provided to Landlord prior to such entry. Tenant shall have the right, in its sole discretion, to designate a representative to accompany Landlord, or any third parties, while they are on the Premises.

     25.  Parking Facilities.
          ------------------

     Tenant, its employees, agents, customers and visitors shall have the right to use the following parking facilities at the Building: 6.848 spaces divided by one thousand and then multiplied by the Rentable Floor Area of the Premises, for a total of 385 spaces. All parking shall be provided at no cost to Tenant during the Term.

     26.  Signs.
          -----

     Landlord shall place the Tenant's name and location on the bulletin board or directory in the Building, and afford Tenant, without charge, the placing of the customary number of names in the Building directory. Tenant shall be permitted to place its name on the exterior doors of the Building. Tenant shall have the right to design and designate the location on the Land of one (1) monument-type sign naming the Building. Landlord shall bear $7,500.00 of the cost and Tenant any excess cost of designing, purchasing and installing said monument-type sign. The cost of maintaining, repairing or replacing said monument-type sign shall be included within Operating Expenses. The monument-type sign shall be subject to the prior approval of Landlord as to size, materials and method of lighting and attachment, which approval shall not be unreasonably withheld. Tenant acknowledges that such sign must also comply with, and shall be installed only if permitted by, Legal Requirements.

     27.  Rules and Regulations.
          ---------------------

     Tenant agrees to comply with all reasonable written rules and regulations which the Landlord may establish for the protection and welfare of the Tenant, the Building and all the other tenants and occupants, provided that all such rules and regulations shall be uniformly applicable to all tenants and occupants and shall not interfere with Tenant's use of the Premises. Landlord agrees to enforce the Rules and Regulations in a uniform manner. Tenant shall be given a copy of the rules at least ten (10) days before they become effective. A copy of the current rules and regulations are attached as Exhibit K. In the event of a conflict
                                      ---------
between the rules and regulations, and the provisions of this Lease, the provisions of this Lease shall prevail.

     28. Access.
         ------

     For such period of time as Tenant has the right under this Lease to occupy the Premises, subject to reasonable security procedures, Tenant shall have full and unimpaired access to the Building and the Premises at all times, and if access to a public road is via private roads or streets, Tenant shall have the right to use such roads and streets for ingress and egress to the Building and the Premises.

     29.  Use of the Roof and Building Structure.
          --------------------------------------

     Tenant and Tenant Affiliates shall have the right to use a portion of the roof of the Building and building structure for installation and use of one or more microwave dishes or other communications radio antenna and associated equipment ("Communication Equipment"). Tenant shall have no obligation to pay Rent for such right, but Tenant shall, at its sole cost and expense, maintain any Communication Equipment in good condition and repair, and comply with the terms and conditions set forth on Exhibit L for use of the roof and building
                                  ---------
structure.

     30.  Tenant's Default; Rights and Remedies.
          -------------------------------------

     (a) The occurrence of any one or more of the following matters constitutes an "Event of Default" by Tenant under this Lease:

          (i) failure by Tenant to pay any installment of Rent or any other charge or assessment against Tenant pursuant to the terms hereof within five (5) days after receipt by Tenant of written notice of such failure to pay on the due date; provided, however, such notice and such grace period shall be required to be provided by Landlord and shall be accorded Tenant if necessary, only two times during any consecutive twelve month period of the Term, and an Event of Default shall be deemed to have immediately occurred upon the third failure by Tenant to make a timely payment as aforesaid within any consecutive twelve (12) month period of the Term;

          (ii) failure by Tenant to observe or perform any other covenant, agreement, condition or provision of this Lease, if such failure continues for thirty (30) days after receipt of written notice from Landlord to Tenant, provided, however, if such default is of a nature that it can be cured and if Tenant in good faith commences to cure such default within such thirty (30) day cure period, but due to the nature of such default it could not be cured within such cure period after due diligence, no Event of Default shall be deemed to have occurred at the end of the cure period if Tenant is then diligently pursuing such cure to completion, and completes such cure as promptly as reasonably possible under all the circumstances;

          (iii) Tenant or any guarantor of this Lease shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding;

          (iv) a proceeding is commenced against Tenant or any guarantor of this Lease seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, and such proceeding shall not have been dismissed within forty-five (45) days after the commencement thereof;

          (v) a receiver or trustee shall be appointed for the Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease;

          (vi) Tenant shall do or permit to be done anything which creates a lien upon the Premises or the Property and such lien is not removed or discharged by bond or otherwise within thirty (30) days after written notice to Tenant of the filing thereof; or

          (vii) Tenant shall assign this Lease or sublease the Premises, in whole or in part, in contravention of the terms of Paragraph 16(a)(i) through
(iv) hereof.

     (b) If an Event of Default by Tenant occurs,

          (i) Landlord may terminate this Lease, by giving Tenant written notice of Landlord's election to do so, in which event the Term shall end, and all right, title and interest of the Tenant hereunder shall expire, and Tenant shall surrender the Premises to Landlord, on the date stated in such notice, and if Tenant fails to do so, Landlord may without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by lawful force, if necessary, without being liable for prosecution or any claim of damages therefor; or

          (ii) Landlord, without notice or demand, may terminate the right of the Tenant to possession of the Premises without terminating the Lease and if Landlord so terminates Tenant's right of possession, Landlord may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by entry (including the use of lawful force, if necessary), dispossessory suit or otherwise, without thereby releasing Tenant from any liability hereunder, without terminating this Lease, and without being liable for prosecution or any claim of damages therefor and, if Landlord so elects, make such alterations, redecorations and repairs as, in Landlord's judgment, may be necessary to relet the Premises, and Landlord may relet the Premises or any portion thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be for a term extending beyond the Term) and at such rental or rentals and upon such other terms and conditions, which may include without limitation concessions and free rent periods, as Landlord may reasonably deem advisable, with or without advertisement, and by private negotiations, and receive the rent therefor; or

          (iii) enter upon the Premises without being liable for prosecution or any claim of damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses including, without limitation, reasonable attorneys' fees which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.

          (c) If Landlord shall reenter the Premises and take possession from Tenant without terminating this Lease, provided that Tenant has vacated the Premises and is not contesting Landlord's right to the possession of the Premises, Landlord will use reasonable efforts to relet the Premises and thereby mitigate the damages which Landlord shall incur. Tenant hereby agrees that Landlord's agreement to use reasonable efforts to relet the Premises in order to mitigate its damages shall not be deemed to impose upon Landlord an obligation to relet the Premises (i) for any purpose other than use permitted under this Lease or (ii) to any tenant who is not financially capable of performing the duties and obligations imposed such tenant under the applicable lease, or (iii) to prefer the Premises over any other space available in the Building.

          (d) If an Event of Default by Tenant or any person claiming through or under Tenant of any of the terms of this Lease should occur, Landlord shall be entitled to seek to enjoin such default and shall have the right to invoke any right allowed at law or in equity, by statute or otherwise, as if re-entry, summary proceedings or other specific remedies were not provided for in this Lease, except that Landlord shall not have any right to place a lien on any of Tenant's Property and Landlord expressly waives and releases any right to obtain such lien.

          (e) Should Landlord terminate Tenant's rights to possession without terminating this Lease,

              (i) Tenant shall pay to Landlord all Rent to the date upon which Tenant's right to possession under this Lease shall have been terminated; and

              (ii) Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency between (A) all Rent reserved hereunder, and (B) the net amount, if any, of rents ("Net Rent") collected by Landlord under any reletting effected pursuant to the provisions of this Paragraph 30 for any period after termination of Tenant's right to possession, after first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with Landlord's reentry, such reletting, and the termination of Tenant's right to possession, including without limitation all repossession costs, brokerage commissions, lease assumptions, legal expenses, alteration costs and other expenses of preparing the Premises for such reletting (such expenses being referred to as the "Reletting Expenses"). Such deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for the payment of installments of Fixed Rent. Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise and no suit to collect the amount of the deficiency for any month shall prejudice Landlord's right to collect the deficiency for any prior or subsequent month by a similar proceeding or otherwise. A suit or suits for the recovery of such deficiencies may be brought by Landlord from time to time at its election. Tenant shall be liable for the Reletting Expenses. In no event shall Tenant be entitled to any Net Rent received by Landlord.

          (f) Whether or not Landlord shall have collected any monthly deficiencies as provided in Paragraph 30(e), in the event Landlord at any time terminates this Lease as a result of the occurrence of an Event of Default by Tenant, Landlord shall be entitled to recover from Tenant, and Tenant shall pay Landlord, on demand, as liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such event are impossible to ascertain and that the amount set forth below is a reasonable estimate thereof) and not as a penalty, a sum equal to (v) the amount of Rent and other charges and assessments due and payable through the date of termination of this Lease, plus (w) the cost (including, without limitation, court costs and attorneys' fees) of recovering possession of the Premises, plus (x) the cost of any alteration or redecoration of or repair to the Premises which Landlord in good faith believes is necessary or proper to prepare the same for reletting, plus (y) the amount by which (A) the entire amount of Rent and other charges and assessments which in Landlord's reasonable determination would have become due and payable to Landlord for the period ending on the Expiration Date and beginning on the date of termination of this Lease, exceeds (B) an amount equal to the then fair and reasonable rental value of the Premises for the same period, both amounts discounted to present value at the "Discount Rate" published in The Wall Street Journal at the time of determination. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises or any part thereof shall have been relet by Landlord for a period which but for the termination of this Lease would have constituted all or any part of the unexpired portion of the Term, the amount of rent upon such reletting (after giving due consideration to all concessions such as but not limited to free rent and improvement allowances) shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises (as the case may be) so relet during the term of such reletting, but shall not have any evidentiary effect with respect to the fair and reasonable rental value of any other portion of the Premises or with respect to the fair and reasonable rental value of the Premises or any portion thereof for the period which but for the termination of this Lease would have constituted the unexpired portion of the Term other than the term of such reletting. Upon the acceleration of such amounts, Tenant agrees to pay the same at once, together with all Rent and other charges and assessments theretofore due, at Landlord's address as provided herein.

          (g) In no event shall Tenant be entitled (A) to receive any excess of any Net Rent over the sums payable by Tenant to Landlord hereunder or (B) in any suit for the collection of damages pursuant to this Paragraph 30 to a credit in respect of any Net Rent [except as provided in Paragraph 30(e)(ii)]. Should the Premises or any part thereof be relet in combination with other space, then proper apportionment on a square foot area basis (unless Landlord reasonably determines that another method of allocation of such expenses is proper) shall be made of the rent received from such reletting and the expenses of reletting.

          (h) If Landlord spends any money to cure such Event of Default by Tenant, then Landlord shall also be entitled to interest on such expenditure at the Interest Rate.

          (i) Nothing contained herein shall be construed as limiting or precluding the recovery by Landlord from Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

          (j) Pursuit by Landlord of any of the foregoing remedies shall not preclude pursuit of any other remedy herein provided or any other remedy provided by law or at equity, nor shall pursuit by Landlord of any remedy herein provided constitute an election of remedies thereby excluding the later election of an alternate remedy, or a forfeiture or waiver of any Rent or other charges and assessments payable by Tenant and due to Landlord hereunder or of any damages accruing to Landlord by reason of violation of any of the terms, covenants, warranties and provisions herein contained. No reentry or taking possession of the Premises by Landlord or any other action taken by or on behalf of Landlord shall be construed to be an acceptance of a surrender of this Lease or the Premises or an election by Landlord to terminate this Lease unless written notice of such intention is given to Tenant. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default. In determining the amount of loss or damage which Landlord may suffer by reason of termination of this Lease or the deficiency arising by reason of any reletting of the Premises by Landlord as above provided, allowance shall be made for the expense of repossession. Tenant agrees to pay to Landlord all costs and expenses incurred by Landlord in the enforcement of this Lease, including, without limitation, the fees of Landlord's attorneys as provided in Paragraph 37 hereof.

          31.  Landlord's Default; Rights and Remedies.
               ---------------------------------------

          (a) The occurrence of the following constitutes an "Event of Default" by Landlord under this Lease:

          failure by Landlord to observe or perform any covenant, agreement, condition or provision of this Lease which materially affects the use or tenantability of the Premises, if such failure shall continue for thirty
     (30) days after receipt of written notice from Tenant to Landlord (and any mortgagee of Landlord the address for which Landlord has provided in a written notice to Tenant) specifying such failure, provided, however, if such default is of a nature that it can be cured and if Landlord in good faith commences to cure such default within such thirty (30) day cure period, but due to the nature of such default it could not be cured within such cure period after due diligence, no Event of Default shall be deemed to have occurred at the end of the cure period if Landlord is then diligently pursuing such cure to completion, and completes such cure as promptly as reasonably possible under all the circumstances.

          (b) If an Event of Default by Landlord occurs, Tenant shall have the right, but not the obligation, to spend any monies to cure such Event of Default. If Tenant spends any money to cure such Event of Default by Landlord, then Tenant shall also be entitled to interest on such expenditure at the Interest Rate.

          (c) If an Event of Default by Landlord occurs, Tenant shall have the right to invoice Landlord the cost and expenses incurred by Tenant in connection with curing such Event of Default, and Landlord shall reimburse Tenant within thirty (30) days following receipt of such invoice. If Landlord shall fail to reimburse Tenant for such cost and expenses within such thirty (30) day period, Tenant shall have the right to deduct such cost and expenses from Fixed Rental thereafter due hereunder, provided, however, that in the event Landlord notifies Tenant that it disputes the existence of any such Event of Default, during the pendency of such dispute, Tenant may pay the amount in dispute to an independent escrow agent of its choice to be held by the agent pending resolution of the dispute. Tenant shall not be deemed to be in default hereunder by reason of such payment until the dispute is resolved in favor of Landlord and Tenant fails to cause the agent to pay the amount determined to be payable to Landlord within ten (10) days after Tenant is notified of the determination. Tenant and Landlord shall negotiate in good faith to resolve the dispute by agreement.

          32.  Holding Over.
               ------------

          Should Tenant remain in possession of the Premises after the expiration of this Lease, unless Landlord and Tenant have entered into a written agreement to the contrary, Tenant shall become a tenant from month to month, terminable as of the last day of any calendar month by either party upon at least thirty (30) days' prior written notice to the other and there shall be no renewal of this Lease by operation of law; provided, however, that in the event of the giving of such notice of termination by Landlord, should Tenant remain in possession of the Premises after the date of termination of such month to month tenancy, Tenant shall become a tenant-at-sufferance as of the date of such termination, and there shall be no renewal of this Lease or of such month to month tenancy by this Paragraph or by operation of law. During the period of any such holding over, all provisions of this Lease shall be and remain in effect except that the daily rental shall be calculated based on a monthly rental equal to one hundred twenty-five percent (125%) of the amount of Rent (including any adjustments as provided herein) payable for the last full calendar month of the Term including renewals or extensions for the first three (3) months of any such holding over and one hundred fifty percent (150%) thereafter. The inclusion of the preceding sentences in this Lease shall not be construed as Landlord's consent for Tenant to hold over. Notwithstanding the foregoing provisions of this Paragraph 32 to the contrary, in the event of any conflict between the terms and provisions of this Paragraph 32 and the terms and provisions of Paragraph 30, the terms and provisions of Paragraph 30 shall control for all purposes.

          33.  Quiet Enjoyment.
               ---------------

          Landlord covenants that if and for so long as Tenant pays the Rent and performs the covenants and conditions hereof, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the Term, without hindrance, claim or molestation by Landlord or any other person lawfully claiming under Landlord.

          34.  Mutual Representation of Authority.
               ----------------------------------

          (a) Landlord and Tenant represent and warrant to each other that they have full right, power and authority to enter into this Lease without the consent or approval of any other entity or person and each party makes these representations knowing that the other party will rely thereon.

          (b) The signatories on behalf of Landlord and Tenant further represent and warrant that each has full right, power and authority to act for and on behalf of Landlord and Tenant in entering into this Lease.

          35.  Landlord's Claims.
               -----------------

          Any "Surrender Claims" (as hereinafter defined) by Landlord must be presented in writing by Landlord to Tenant within one hundred twenty (120) days after expiration or termination of this Lease or shall be deemed irrevocably waived. "Surrender Claims" shall mean claims to the extent the same arise solely out of the failure of Tenant to surrender the Premises in the condition required by Paragraph 52 or to maintain and repair the Premises as required by Paragraph 11. Surrender Claims do not include, inter alia, claims arising under or pursuant to Paragraph 10. The foregoing provisions of this Paragraph shall not apply in the event this Lease is terminated by Landlord as a result of an Event of Default by Tenant.

          36.  Real Estate Brokers.
               -------------------

          (a) Tenant represents that Tenant has dealt directly with and only with Koll Management Services, Inc. (the "Listed Broker") (whose commission shall be paid by Landlord pursuant to separate agreement), in connection with this Lease and agrees to defend, indemnify and save harmless Landlord against all claims, liabilities, losses, damages, costs and expenses (including without limitation reasonable attorneys' fees and other costs of defense) arising from Tenant's breach of this representation or as a result of any claim for any fee, commission or similar compensation with respect to this Lease made by any broker, agent or finder (other than Listed Broker and ADEVCO Realty Group, LLC) claiming to have dealt with Tenant.

          (b) Except for Tenant's breach of Paragraph 36(a), Landlord hereby agrees to defend, indemnify and save harmless Tenant against all claims, liabilities, losses, damages, costs and expenses (including without limitation reasonable attorneys' fees and other costs of defense) arising from the claims or demands of the Listed Broker and any other brokers or finders who represented Landlord, whether or not disclosed, with respect to this Lease, for any commission alleged to be due any such brokers or finders in connection with this Lease or the transactions contemplated hereby.

          (c) If Landlord fails to pay the Listed Broker's commission when due, and such failure continues uncured for thirty (30) days after receipt by Landlord of written notice of such delinquency from the Listed Broker, Tenant shall have the option, but not the obligation, to pay the Listed Broker the amounts then due and payable to the Listed Broker. Tenant shall have the right to deduct the amount so paid from Fixed Rental thereafter due hereunder, provided, however, that in the event Landlord notifies Tenant that it disputes the existence of such failure to pay the Listed Broker, during the pendency of such dispute, Tenant may pay the amount in dispute to an independent escrow agent of its choice to be held by the agent pending resolution of the dispute. Tenant shall not be deemed to be in default hereunder by reason of such payment until the dispute is resolved in favor of Landlord and Tenant fails to cause the agent to pay the amount determined to be payable to Landlord within ten (10) days after Tenant is notified of the determination. Tenant and Landlord shall negotiate in good faith to resolve the dispute by agreement.

          (d) Tenant shall cause any agent or broker representing Tenant to execute a lien waiver to and for the benefit of Landlord, waiving any and all lien rights with respect to the Building, the Property and the Land which such agent or broker has or might have under Oklahoma law. Landlord shall cause any agent or broker representing Landlord to execute a lien waiver to and for the benefit of Landlord and Tenant, waiving any and all lien rights with respect to the Building, the Property and the Land which such agent or broker has or might have under Oklahoma law.

          37.  Attorneys' Fees.
               ---------------

          In the event Landlord or Tenant defaults in the performance of any of the terms, agreements or conditions contained in this Lease and the non-defaulting party places the enforcement of this Lease, or any part thereof, or the collection of any Rent due or to become due hereunder, or recovery of the possession of the Premises, in the hands of an attorney, or files suit upon the same, and should such non-defaulting party prevail in such suit (and any and all appeal periods, as provided by law, with respect thereto have expired with no appeal having been filed; or if filed, rejected or terminated finally and conclusively in favor of the non-defaulting party), the defaulting party, to the extent permitted by applicable law, agrees to pay the non-defaulting party all reasonable attorney's fees actually incurred by the non-defaulting party.

          38.  Estoppel Certificate.
               --------------------

          (a) Tenant agrees, upon not less than fifteen (15) days prior written request by Landlord, to deliver to Landlord a statement in writing signed by Tenant, addressed to Landlord, any mortgagee or assignee of Landlord's interest in, or purchaser of, the Premises or the Building or the Property or any part thereof, certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying the modifications and certifying that the Lease is in full force and effect as modified); (ii) the date upon which Tenant began paying Fixed Rent and the dates to which the Fixed Rent has been paid; (iii) that, to the best of Tenant's knowledge, the Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof; (iv) that there has been no prepayment of Fixed Rent other than that provided for in this Lease; and (v) that there are no defenses or offsets against the enforcement of this Lease or stating those claimed by Tenant. Such certificate shall also include such other factual information as may reasonably be required by such mortgagee, proposed mortgagee, assignee, purchaser or Landlord. Any such certificate may be relied upon by Landlord, any mortgagee, proposed mortgagee, assignee, purchaser and any other party to whom such certificate is addressed. The estoppel certificate may contain the following: "Notwithstanding any other provision of this Estoppel Certificate to the contrary, nothing herein shall be construed as a waiver of (i) any right which Tenant may have to audit any payments made under the Lease, (ii) any right to claim that any such payments were not properly charged or calculated in accordance with the Lease, or (iii) any right to recover from the applicable present, former or future landlord (including Landlord) any such payments made to such landlord which were in excess of the amount properly due under the Lease."

          (b) Landlord, upon not less than ten (10) days prior written request from Tenant, shall furnish a statement in writing to Tenant certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified, and stating the modifications), (b) the dates to which Rent payable by Tenant hereunder have been paid, and (c) whether or not, to the knowledge of Landlord, a default or Event of Default by Tenant has occurred under this Lease which has not been cured (and if so, specifying the same).

          39.  Recordable Memorandum.
               ---------------------

          Landlord and Tenant agree not to record this Lease, but each party agrees, upon request by the other, to execute a memorandum of this Lease in recordable form and in compliance with applicable law, with a description of the Premises, the term of this Lease and any other portions hereof, excepting the rental provisions, as either party may reasonably request. Any and all recording costs required in connection with the recording of such Memorandum of Lease shall be paid by the party requesting recordation.

          40.  Options to Extend.
               -----------------

          (a) Landlord hereby grants to Tenant the exclusive and irrevocable option to extend the Term for two (2) additional periods (each such additional period being an "Extended Term") of five (5) year(s) each by giving Landlord written notice at least twelve (12) months prior to the Expiration Date of the Primary Term or the then applicable Extended Term. Tenant shall have the right to exercise these options to extend provided that on the date of such exercise no Event of Default by Tenant then exists under this Lease and there then exists no uncured default by Tenant with respect to which Landlord has given written notice to Tenant pursuant to the provisions of Paragraph 30 hereof.

          (b) Each Extended Term shall be on the terms, covenants and conditions of this Lease then applicable, except that the Fixed Rent for each Extended Term shall be the "Fair Market Rent" (as hereinafter defined) and except that after the exercise of the option for the first Extended Term, Tenant shall have only one (1) option to extend, and after the exercise of the option for the second Extended Term, Tenant shall have no further options to extend the Term. "Fair Market Rent" shall mean (i) the annual effective rental rate per square foot of rentable floor area then being charged by landlords under new leases of office space in the metropolitan Oklahoma City, Oklahoma, market for space similar to the Premises in a building of comparable quality and with comparable parking and other amenities, taking into account concessions offered to new tenants such as free rent, tenant improvement allowances, moving allowances and other such concessions, and taking into account Tenant's repair and maintenance obligations under this Lease and the Taxes and expenses Tenant is obligated to pay under this Lease (or, if applicable, that Tenant is obligated to pay Tenant's Proportionate Share of Operating Expenses and Taxes pursuant to Paragraph 52 and Exhibit "M" in lieu thereof); (ii) the amount of space and length of term taken by the tenant; and (iii) the credit worthiness and quality of the tenant.

          (c) On or before the date thirteen (13) months prior to the Expiration Date of the Primary Term or the then applicable Extended Term, but in no event more than sixteen (16) months prior to the Expiration Date of the Primary Term or the then applicable Extended Term, Landlord will advise Tenant of Landlord's determination of Fair Market Rent for the applicable Extended Term. If Tenant exercises its option to extend, and

Landlord and Tenant cannot agree on the Fair Market Rate for the Extended Term within thirty (30) days after Tenant exercises its option to extend, then within forty five (45) days after Tenant exercises its option to extend, Landlord and Tenant shall each appoint one (1) "Qualified Real Estate Appraiser" (as hereinafter defined). Those two (2) Qualified Real Estate Appraisers shall promptly appoint a third (3rd) Qualified Real Estate Appraiser. If such Qualified Real Estate Appraisers fail to appoint such third (3rd) Qualified Real Estate Appraiser within ten (10) business days after notice of their appointment, then either Landlord or Tenant, upon written notice to the other, may request the appointment of a third (3rd) appraiser by the then President of the Board of Realtors in the Oklahoma City, Oklahoma area or any then similar existing body. Each appraiser so appointed shall independently make appraisals of the Fair Market Rent for the applicable Extended Term. Except as hereinafter provided, the Fair Market Rent for the applicable Extended Term shall be the average of the three (3) appraisals of the Fair Market Rent; provided, however, if the determination of the Fair Market Rent of one (1) Qualified Real Estate Appraiser is disparate from the median of all three (3) determinations of Fair Market Rent by more than twice the amount by which the other determination is disparate from the median, then the determination of such Qualified Real Estate Appraiser shall be excluded, the remaining two (2) determinations shall be averaged and such average shall be binding and conclusive on Landlord and Tenant. If, after notice by either Landlord or Tenant of the appointment of a Qualified Real Estate Appraiser by the party giving such notice, the other party to whom such notice is given shall fail, within a period of ten (10) business days after such notice, to appoint a Qualified Real Estate Appraiser, then the Qualified Real Estate Appraiser so appointed by the party giving notice shall have the power to proceed as sole Qualified Real Estate Appraiser to determine the Fair Market Rent for the applicable Extended Term. Landlord shall pay the fees and expenses of the person appointed by Landlord as a Qualified Real Estate Appraiser hereunder, and Tenant shall pay the fees and expenses of the person appointed by Tenant as a Qualified Real Estate Appraiser hereunder. Landlord and Tenant shall each pay one-half (1/2) of the fees and expenses of the third
(3rd) Qualified Real Estate Appraiser appointed pursuant to the provisions of this Paragraph.

          (d) As used in this Paragraph, the term "Qualified Real Estate Appraiser" shall mean a member of the American Institute of Real Estate Appraisers (or successor organization) having at least ten (10) years experience in appraisal of office buildings and office rental rates in the metropolitan Oklahoma City, Oklahoma area.

          (e) Tenant may not assign the options to extend under this Paragraph 40 to any subtenant of the Premises or any assignee of this Lease other than an "Affiliate" nor may any such subtenant or assignee other than an Affiliate exercise the options to extend.

          41.  Intentionally Omitted.
               ---------------------


          42.  Confidentiality.
               ---------------

          Except as hereinafter provided in this Paragraph 42, Landlord shall not make, nor shall it authorize any broker to make, any public announcement or press release concerning this transaction unless it has received Tenant's written consent, which will not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant acknowledges and agrees that Landlord and Fund IX and Fund X Associates, a Georgia joint venture comprised of Wells Real Estate Fund IX, L.P. and Wells Real Estate Fund X, L.P., shall have the right to disclose this transaction, this Lease and the identity of Tenant to the Securities and Exchange Commission and to current, future and potential investors (and their representatives) in such Limited Partnerships.

          43.  Governing Law.
               -------------

          This Lease shall be construed and interpreted in accordance with the laws of the state where the Premises are located, except for its conflict of law rules.

          44.  Notices.
               -------

          Any notice by either party to the other shall be in writing and shall be deemed to be duly given only if delivered personally or by courier or sent by registered or certified mail return receipt requested postage prepaid, or recognized overnight delivery service (such as but not limited to Federal Express, United Parcel Service, Airborne or DHL), to the following:

If to Tenant:            Lucent Technologies Inc.
                         475 South Street
                         Morristown, New Jersey 07960
                         Attn:  Lease Administration

                    with a copy to:

                         Lucent Technologies Inc.
                         475 South Street
                         Morristown, New Jersey 07960
                         Attn:  Corporate Counsel - Real Estate

If to Landlord:

                         Wells Development Corporation
                         c/o Wells Capital, Inc.
                         3835 Holcomb Bridge Road
                         Norcross, Georgia  30092
                         Attn: Leo F. Wells, III

                    with a copy to:

                         Fund IX and Fund X Associates
                         c/o Wells Capital, Inc.
                         3835 Holcomb Bridge Road
                         Norcross, Georgia  30092
                         Attn: Leo F. Wells, III

                    with a copy to:

                         Troutman Sanders LLP
                         Suite 5200
                         600 Peachtree Street
                         Atlanta, Georgia 30308-2216
                         Attn:  John W. Griffin or Managing Partner

or at such other address in the United States as Landlord or Tenant may from time to time designate by like notice.

Notice shall be deemed to have been given on the date received, if delivered personally or by courier or overnight delivery service, or, if mailed, three (3) business days after the date postmarked. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of such notice.

          45.  Intentionally Omitted.
               ---------------------


          46.  Counterparts.
               -------------

          This Lease may be signed in counterparts and each such counterpart shall be deemed to be an original, but all of which shall constitute one instrument. Any signature, witness's signature, or both, appearing on a counterpart of this Lease shall be deemed to appear on all other counterparts of this Lease. The executed signature pages of any counterpart hereof may be appended or attached to any other counterpart hereof; and, provided that all parties hereto shall have executed a counterpart hereof, this Lease shall be valid and binding upon the parties notwithstanding the fact that the execution of all parties may not be reflected upon any one single counterpart. This Lease shall only be and become effective upon its unconditional delivery by and between the parties hereto.

          47.  Entire Agreement.
               ----------------

          This Lease constitutes the entire agreement between the parties, there being no other terms, oral or written, except as herein expressed. No modification of this Lease shall be binding on the parties unless it is in writing and signed by both parties hereto.

          48.  Miscellaneous.
               -------------

          (a) Time is of the essence of this Lease.

          (b) All personal property brought into Premises by Tenant, or Tenant's employees or business visitors, shall be at the risk of Tenant only, and Landlord shall not be liable for theft thereof or any damage thereto occasioned by any act of co-tenants, occupants, invitees or other users of the Building or any other person, unless such theft or damage is the result of the act of Landlord or its employees and Landlord is not relieved therefrom by Paragraph 20 hereof. Unless caused by the negligence or willful misconduct of Landlord or its employees and Landlord is not relieved therefrom by Paragraph 20 hereof, Landlord shall not at any time be liable for damage to any property in or upon the Premises which results from power surges or other deviations from the constancy of the electrical service or from gas, smoke, water, rain, ice or snow which issues or leaks from or forms upon any part of the Building or from the pipes or plumbing work of the same, or from any other place whatsoever.

          (c) All personal pronouns used in this Lease, whether used in the masculine, feminine or neuter gender, shall include all genders, the singular shall include the plural and vice versa. The headings inserted at the beginning of each Paragraph are for convenience only and do not add to or subtract from the meaning of the contents of each Paragraph. No provision of this Lease shall be construed against or interpreted to the disadvantage of either Tenant or Landlord by any court, judicial or other governmental authority by reason of such party's having been deemed to have structured, written, drafted or dictated such provision.

          (d) In the event of strike, lockout, labor trouble, civil commotion, act of God, or any other cause beyond a party's control (collectively "Force Majeure") resulting in the Landlord's inability to supply the services or perform the other obligations required of Landlord hereunder, this Lease shall not terminate and Tenant's obligation to pay Rent and all other charges and sums due and payable by Tenant shall not be affected or excused and Landlord shall not be considered to be in default under this Lease. If, as a result of Force Majeure, Tenant is delayed in performing any of its obligations under this Lease, other than Tenant's obligations to pay Rent and all other charges and sums payable by Tenant hereunder, Tenant's performance shall be excused for a period equal to such delay and Tenant shall not during such period be considered to be in default under this Lease with respect to the obligation, performance of which has thus been delayed.

          (e) Landlord shall have no personal liability with respect to any of the provisions of this Lease. If Landlord is in default with respect to its obligations under this Lease, Tenant shall look for satisfaction of Tenant's remedies, if any, solely to the equity of Landlord in and to the Property and to the proceeds of Landlord's insurance policy or policies actually paid to Landlord and not applied by Landlord to the applicable claim or to the restoration of the Building as required by the terms of this Lease (unless same are not so applied because such proceeds are required by the holder of a mortgage to be paid to it to reduce the debt secured by such mortgage). It is expressly understood and agreed that Landlord's liability under the terms of this Lease shall in no event exceed the amount of its interest in and to the Property and the aforedescribed proceeds of insurance. In no event shall any partner of Landlord nor any joint venturer in Landlord, nor any officer, director or shareholder of Landlord or any such partner or joint venturer of Landlord be personally liable with respect to any of the provisions of this Lease.

          (f) If any clause or provision of the Lease is illegal, invalid or unenforceable under present or future laws, the remainder of this Lease shall not be affected thereby, and in lieu of each clause or provision of this Lease which is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as nearly identical to the said clause or provision as may be legal, valid and enforceable.

          (g) No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with any obligation of Tenant hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. No failure of Tenant to exercise any power given Tenant hereunder, or to insist upon strict compliance by Landlord with any obligation of Landlord hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Tenant's right to demand exact compliance with the terms hereof.

          49.  Land Acquisition.
               ----------------

          The parties acknowledge that Landlord has entered into an agreement for the purchase of the Land, and the obligations of the parties hereto are conditioned upon the acquisition of the Land by Landlord on or before the date thirty (30) days after the date hereof. Landlord agrees to use good faith efforts to acquire to the Land on or before such date. In the event the Land is not acquired by Landlord on or before the date thirty (30) days after the date hereof, either Landlord or Tenant may elect, by notice given to the other on or before the date sixty (60) days after the date hereof, to terminate this Lease, unless Landlord has acquired the Land prior to such notice of termination.

          50.  Option to Terminate.
               -------------------

          Tenant is hereby granted a one time option to terminate this Lease as of the date (the "Optional Termination Date") which is the last day of the month within which the seventh anniversary of the Rental Commencement Date occurs. In order to exercise such option to terminate, (a) Tenant must give written notice to Landlord of the exercise by Tenant of such option to terminate at least twelve (12) months in advance of the Optional Termination Date; (b) Tenant must include with such notice payment to Landlord, in immediately available funds, of an amount equal to the Termination Payment (as hereinafter defined), which shall be in addition to and not in lieu of any Rent payable under this Lease through the end of the Term as shorted by Tenant's election of such option to terminate; and (c) on the date of such purported exercise there must be no default and no Event of Default by Tenant then existing. In the event Tenant gives such notice with such payment at least twelve (12) months in advance of the Optional Termination Date, the Term of this Lease shall end on the Optional Termination Date, unless sooner terminated. All Rent shall be accounted for as of the Optional Termination Date. The "Termination Payment" is determined as follows:

     "Construction Monthly Payments" shall be the monthly payments obtained by amortizing over 120 equal monthly payments at an interest rate of 10.5% per annum the Construction Allowance ($15.00 multiplied by the Rentable Floor Area of the Premises [regardless of the amounts actually paid (or credited) by Landlord to Tenant with respect to the Premises].

     "Commission Monthly Payments" shall be the monthly payments obtained by amortizing over 120 equal monthly payments at an interest rate of 10.5% per annum the commissions paid or payable by Landlord to Listed Broker with respect to the Premises.

     Calculate the present value ("Present Value") of the Construction Monthly Payments and the Commission Monthly Payments (using a discount rate of 10.5% per annum) over the period from the Optional Termination Date to the Expiration Date.

     "Rent Payment" shall mean the then current Fixed Rent multiplied by 18.

     The Termination Payment is the sum of the Present Value and the Rent
     Payment.

     An example of the calculation of the Termination Payment is attached hereto as Exhibit H.
   ---------

     51.  Surrender.
          ---------

     Upon the expiration or other termination of this Lease, Tenant shall quit and surrender to Landlord the Premises and every part thereof and all alterations, additions and improvements thereto, broom clean and in good condition and state of repair, reasonable wear and tear only excepted. Tenant shall remove all Tenant's Property from the Premises, and Tenant shall restore the Premises to the condition immediately preceding the time of placement thereof. If Tenant shall fail or refuse to remove all of Tenant's Property from the Premises upon the expiration or termination of this Lease for any cause whatsoever or upon the Tenant being dispossessed by process of law or otherwise, Tenant's Property shall be deemed conclusively to be abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without obligation to account for Tenant's Property. Tenant shall pay Landlord on demand any and all expenses incurred by Landlord in the removal of Tenant's Property, including, without limitation, the cost of repairing any damage to the Building or Property caused by the removal of Tenant's Property and storage charges (if Landlord elects to store Tenant's Property). The covenants and conditions of this Paragraph 51 shall survive any expiration or termination of this Lease.

     52.  Reduction of Premises.
          ---------------------

Provided no Event of Default by Tenant then exists under this Lease, and provided that Lucent Technologies Inc. or a Tenant Affiliate is the Tenant then occupying the Premises under this Lease, Tenant shall have the one-time right to reduce the size of the Premises by 15,000 square feet of usable area by eliminating either Area A or Area B (as those areas are shown on Exhibit F
                                                                 ---------
attached hereto and by reference made a part hereof) from the Premises effective as of the date (the "Reduction Date") which is the last day of the month within which the second anniversary of the Rental Commencement Date occurs by eliminating either Area A or Area B (as those areas are shown on Exhibit F
                                                                 ---------
attached hereto and by reference made a part hereof) from the Premises effective as of the Reduction Date. Tenant shall exercise such right to reduce the size of the Premises, if at all, by (i) providing Landlord, on or before the date one hundred eighty (180) days prior to the Reduction Date, with written notice of Tenant's election to reduce the size of the Premises, which notice shall specify either Area A or Area B as the area to be eliminated from the Premises as of the Reduction Date (provided however in the event such notice fails to specify Area A or Area B, Tenant shall be deemed to have elected to eliminate Area A); and
(ii) delivering to Landlord with Tenant's reduction notice, a reduction payment equal to Seven Hundred Fifty Thousand Dollars ($750,000.00), in immediately available funds, which shall be in addition to and not in lieu of any Rent payable under this Lease. No such reduction notice shall be effective unless the reduction payment in immediately available funds is delivered to Landlord with such notice, and no such reduction notice shall be effective if it is given less than one hundred eighty (180) days prior to the Reduction Date. Upon the giving of a valid reduction notice in accordance with this Paragraph 52 (including without limitation the delivery to Landlord of the reduction payment in immediately available funds), this Lease shall terminate as of the Reduction Date with respect to the portion of the Premises eliminated therefrom as a result of such reduction as fully and completely as if the Reduction Date were the date herein originally fixed for the expiration of the Term with respect to such space, and Tenant shall remain liable for all obligations and undertakings of Tenant under this Lease through the Reduction Date as though the Reduction Date were the original expiration date of the Term with respect to such space. Landlord and Tenant acknowledge and agree that the reduction payment as provided above is a reasonable estimate of the damage to Landlord resulting from the reduction of the size of the Premises pursuant to this Paragraph 52 and is not a penalty. Effective as of the Reduction Date, the terms and provisions of Exhibit "M" attached hereto and by reference made a part hereof shall become
-----------
effective, and in the event of any conflict between the terms and provisions of this Lease and the terms and provisions of Exhibit "M", the terms and provisions
                                           -----------
of Exhibit "M" shall control for all purposes.
   -----------

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.

WITNESS:                              WELLS DEVELOPMENT CORPORATION
                                      Landlord


/s/ John W. Griffin                   By:  /s/ Brian M. Conlon
--------------------------------         -------------------------
                                      Title:  Executive Vice President
                                            --------------------------
                                      Attest:  /s/ Michael C. Berndt
                                             ------------------------------
                                      Title:  Vice President and CFO
                                             ------------------------------

WITNESS:                              LUCENT TECHNOLOGIES INC.
                                      Tenant


--------------------------------      By:  /s/ John D. Pear
                                         ---------------------------------
                                      Title:  District Manager
                                            ------------------------------
                                              Lucent Technologies
                                            ------------------------------

                                      Attest:  /s/ Erlinda V. Malig
                                             -----------------------------
                                      Title:  Transaction Manager
                                             -----------------------------